Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of September 8, 2016 (the “Effective Date”) by and among (A) Protea Biosciences Group, Inc., a corporation organized under the laws of the State of Delaware (“PRGB” or the “Parent”); (B) Protea Biosciences, Inc., a corporation organized under the laws of the State of Delaware (the “Subsidiary”); and (C) ____________ (the “Secured Party”). The Parent and the Subsidiary, which is a wholly-owned subsidiary of the Parent, are individually and collectively referred to herein as the “Debtor”. The Debtor and the Secured Party are hereinafter sometimes individually referred to as a “Party” and collectively as the “Parties.”

RECITALS

A.       Secured Party has provided to the Parent a $650,000 loan (the “Loan”), evidenced by a 10% original issue discount secured promissory note in $720,000 principal face amount due October 15, 2016 (the “Note”) and, unless otherwise expressly defined in this Agreement, all capitalized terms when used herein, shall have the same meanings as they are defined in the Note;

B.       The Subsidiary has agreed to provide the Secured Party with a full recourse guaranty for the prompt payment and performance of all Obligations of the Parent, as set forth in the guaranty agreement annexed as Exhibit A to the Note (the “Guaranty Agreement”);

C.       The Parties intend that the Debtor’s obligation to repay and otherwise perform its Obligations under the Note and the Note shall be secured by all of the Collateral (as defined below) of the Debtor; and

D.       The Recitals shall be deemed to be an integral part of this Agreement as though more fully set forth at length in the body of this Agreement. Unless otherwise expressly defined in this Agreement, all capitalized terms used herein shall have the same meaning as assigned to them in the Note.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Grant of Security Interest. To secure the full and timely performance of all of Debtor’s obligations and liabilities to Secured Party in connection with the Loan and pursuant to the Note and this Security Agreement (collectively, the “Obligations”), each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to Secured Party a continuing first priority senior lien and security interest (the “Security Interest”) in and to all of the property described on Exhibit 1 to this Agreement (the “Collateral”).

2.           Priority of Security Interest.           Secured Party and each Debtor each acknowledge and agree that:

(a)       subject to the “Existing Liens” (as defined in Section 3(m) below) including any “Permitted Liens” (as that term is defined on Exhibit 2 annexed hereto), the Security Interest granted by the Debtor in the Collateral pursuant to this Agreement represents a perfected first priority senior secured lien, charge, encumbrance and Security Interest (collectively, the “Lien”) in such Collateral; and

(b)       this Security Interest shall include the terms and conditions of the Guaranty Agreement and the Secured Party’s right to receive all required payments under the Note for so long as no Event of Default (as defined in the Note) shall have occurred and be continuing.

(c)       upon the occurrence of any Event of Default under the Note or hereunder, the Secured Party may exercise any of its rights and remedies with respect to the Collateral owned by the Debtor and the Security Interest granted by the Debtor hereunder, all as provided in the Loan Documents

3.       Representations and Covenants.

(a)       Other Liens. Debtor owns all right, title and interest in the Collateral (or has appropriate rights to use in the case of property subject to leases, licenses or similar arrangements in which any one or more Debtor is the licensee or lessee) and, except for the Lien in favor of the Secured Party or other Permitted Liens, (i) there are no other Liens or security interests encumbering the Collateral, and (ii) Debtor will not permit the Collateral to be subject to any adverse lien, security interest or encumbrance (other than Liens in favor of the Secured Party and Permitted Liens), and Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein. No financing statements covering any Collateral or any proceeds thereof are on file in any public office.

(b)       This Agreement creates in favor of the Secured Party a valid Lien in the Collateral securing the payment and performance of the Obligations, subject only to the Senior Lender and other Permitted Liens. Upon making the filings of UCC-1 financing statements with the Secretary of State of the State of Delaware and the State of West Virginia and the Recorder of Deeds in Delaware and West Virginia, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code (“UCC”) financing statements shall have been duly perfected. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Party hereunder.

(c)       Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Collateral, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

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(d)       Further Documentation. At any time and from time to time, Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. The undersigned Debtor hereby authorizes Secured Party to file with the appropriate filing office, now or hereafter from time to time, financing statements, continuation statements and amendments thereto, naming the undersigned as Debtor and covering all of the Collateral of each of the Debtor, including but not limited to any specific listing, identification or type of all or any portion of the assets of the undersigned.  The undersigned acknowledges and agrees, by evidence of its signature below, that this authorization is sufficient to satisfy the requirements of Revised Article 9 of the Uniform Commercial Code.

(e)       Indemnification. Debtor agrees to defend, indemnify and hold harmless Secured Party against any and all liabilities, costs and expenses (including, without limitation, all reasonable legal fees and expenses): (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or are determined to be payable with respect to any of the Collateral; (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any Governmental Authority applicable to any of the Collateral or (iii) with respect to, resulting or incurred any costs, expenses or losses incurred by the Secured Party in connection with protecting or preserving the Collateral or the Secured Party’s rights in such Collateral; provided, however, that this indemnification shall not extend to any damages caused by the gross negligence or willful misconduct of Secured Party.

(f)       Change of Jurisdiction of Organization; Relocation of Business or Collateral. Debtor shall not change its jurisdiction of organization, relocate its chief executive office, principal place of business or its records or allow the relocation of any Collateral (unless such relocation is in the ordinary course of business) without thirty (30) days’ prior written notice to Secured Party.

(g)       Limitations on Modifications of Accounts, Etc. After final payment in full of the indebtedness owed to Senior Lender and upon the occurrence and during the continuation of any Event of Default or Termination Event (as defined in the Note), Debtor shall not, without Secured Party’s prior written consent, grant any extension of the time of payment of any of the accounts, chattel paper, instruments or amounts due under any contract or document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates granted in the ordinary course of Debtor’s business.

(h)       Authority. Debtor has all requisite corporate or other power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Debtor or the article of incorporation or by-laws of Debtor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Debtor is a party or by which it or its properties may be bound or affected.

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(i)       Maintenance of Records. Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to create in favor of the Secured Party a valid, perfected and continuing perfected priority lien in the Collateral.

(j)       Inspection Rights. Secured Party will have full access during normal business hours, and upon reasonable prior notice, to all of the books, correspondence and other records of Debtor relating to the Collateral, and Secured Party or their representatives may examine such records and make photocopies or otherwise take extracts from such records, subject to Debtor’s reasonable confidentiality requirements. Debtor agrees to render to Secured Party, at Debtor’s expense, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.

(k)       Compliance with Laws, Etc. Debtor shall comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to any part of the Collateral or to the operation of Debtor’s business; provided, however, that Debtor may contest any such law, rule, regulation or order in any reasonable manner which does not, in the reasonable opinion of Debtor, adversely affect Secured Party’s rights or the priority of its liens on the Collateral.

(l)       Payment of Obligations. Debtor shall pay before delinquency all obligations associated with the Collateral, including license fees, taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral; as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity or amount of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on Debtor’s books in accordance with generally accepted accounting principles.

(m)       Existing Liens and Limitations on Liens on Collateral. Except for : (i) Permitted Liens, (ii) Liens held by the State of West Virginia Economic Development Authority secured by the tangible personal property and equipment of each Debtor, and (iii) Liens held by licensors of intellectual property, including patents and other intangible assets that is licensed to a Debtor (collectively, the “Existing Liens”), the Debtor shall not create, incur or permit to exist, shall defend the Collateral against and shall take such other action as is necessary to remove, any Lien or claim on or to the Collateral, and shall defend the right, title and interest of Secured Party in and to any of the Collateral against the claims and demands of all other persons.

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(p)       Limitations on Dispositions of Collateral. After final payment in full of the indebtedness owed to Senior Lender, Debtor shall not sell, transfer, lease or otherwise dispose of a material portion of the Collateral, or offer or contract to do so without the written consent of Secured Party; provided, however, that Debtor will be allowed to (1) sell its inventories in the ordinary course of business and (2) sell and grant non-exclusive licenses to its products, intellectual property and related documentation in the ordinary course of business.

(q)       Good Standing. Commencing on a date which shall be not more than thirty (30) days from the date of this Agreement, the Debtor shall be and at all times preserve and keep in full force and effect its valid existence and good standing and any rights and franchises material to its business.

(r)       Inventory. Except in the ordinary course of business, Debtor may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party which shall not be unreasonably withheld or delayed.

(s)       Offices. Debtor may not relocate its chief executive office to a new location without providing 10 days prior written notification thereof to the Secured Party and so long as, at the time of such written notification, Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(t)       Certificates. At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, Debtor shall deliver such Collateral to the Agent.

(u)       Tangible Chattel Paper. Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Party, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(v)       Letter-of-Credit. To the extent that any Collateral consists of letter-of-credit rights, Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Party.

(w)       Third Party. To the extent that any Collateral is in the possession of any third party, Debtor shall join with the Secured Party in notifying such third party of the Secured Party’s security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Secured Party.

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(x)       Tort Claims. If any Debtor shall at any time hold or acquire a commercial tort claim, Debtor shall promptly notify the Secured Party in a writing signed by Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

(y)           Further Identification of Collateral. Debtor has full right, title and interest in and to all identified Collateral listed on Exhibit “1”. Debtor shall furnish to Secured Party, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

4.       Secured Party’s Appointment as Attorney-in-Fact.

(a)       Powers. Debtor and Secured Party hereby appoints the officers or agents of Secured Party (each an “Agent”) to act on behalf of Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of Debtor and in the name of Debtor or in its own name, so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, Secured Party, in its discretion, will have the right, without notice to, or the consent of, Debtor, to do any of the following on Debtor’s behalf:

(i)       to pay or discharge any obligations in connection with the Collateral, including license fees and taxes or liens levied or placed on or threatened against the Collateral;

(ii)       to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to Secured Party or as Secured Party directs;

(iii)       to ask for or demand, collect and receive payment of and receipt for any payments due or to become due at any time in respect of or arising out of any Collateral;

(iv)       to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

(v)       to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

(vi)       to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and, to give such discharges or releases in connection therewith as Secured Party may deem appropriate;

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(vii)       to assign any license or patent right included in the Collateral of a Debtor (along with the goodwill of the business to which any such license or patent right pertains), throughout the world for such term or terms, on such conditions and in such manner as Secured Party in their sole discretion determine;

(viii)       to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral and to take, at Secured Party’s option and Debtor’s expense, any actions which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s Liens on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if Secured Party were the absolute owners of the Collateral for all purposes;

(ix)       to operate the Business of Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released; and

(x)       to notify any account Debtor and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Party, and to enforce the Debtor’s rights against such account Debtor and obligors.

Debtor hereby ratifies whatever actions Secured Party lawfully does or causes to be done in accordance with this Section 3. This power of attorney will be a power coupled with an interest and will be irrevocable.

(b)       No Duty on Secured Party’s Part. The powers conferred on Secured Party by this Section 3 are solely to protect Secured Party’s interest in the Collateral and do not impose any duty upon it to exercise any such powers. Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of their officers, directors, employees or agents will, in the absence of willful misconduct or gross negligence, be responsible to Debtor for any act or failure to act pursuant to this Section 3.

(c)       Application of Proceeds. The proceeds of any sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent in enforcing the Secured Party’s rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Party (based on then-outstanding principal amounts under the Note at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the Interest Rate as set forth in the Note, or the lesser amount permitted by applicable law, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

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5.       Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party, and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party, pro-rata in proportion to their respective then-currently outstanding principal amount of Note for application to the satisfaction of the Obligations.

6.       Expenses Incurred by Secured Party. Secured Party shall pay all of its own fees and costs incurred in the preparation of this Agreement and any related documents. If Debtor fails to perform or comply with any of its agreements or covenants contained in this Agreement, and Secured Party performs or complies, or otherwise causes performance or compliance with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of Secured Party incurred in connection with such performance or compliance will be jointly and severally payable by Debtor to Secured Party on demand and will constitute Obligations secured by this Agreement.

7.       Remedies. If a Event of Default has occurred and is continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement relating to the Obligations, all rights and remedies of a Secured Party under the Delaware Commercial Code (including the Uniform Commercial Code), as amended from time to time (the “Code”). Without limiting the foregoing, in such circumstances, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon Debtor or any other person (all of which demands, defenses, advertisements and notices are hereby waived), Secured Party may collect, receive, appropriate and realize upon any or all of the Collateral and/or may sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Secured Party or elsewhere upon such terms and conditions as Secured Party may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party will have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived or released. Secured Party will apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable expenses incurred therein or in connection with the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party under this Agreement (including, without limitation, reasonable attorneys’ fees and expenses) to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral is required by law, such notice will be deemed reasonable and proper if given at least thirty (30) days before such sale or other disposition. Debtor will remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

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8.       Limitation on Duties Regarding Preservation of Collateral. The sole duty of Secured Party with respect to the custody, safekeeping and preservation of the Collateral, under the appropriate Code section or otherwise, will be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party nor any of its employees, affiliates or agents will be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

9.       Powers Coupled with an Interest. All authorizations and agencies contained in this Agreement with respect the Collateral are irrevocable and powers coupled with an interest.

10.       No Waiver; Cumulative Remedies. Secured Party will not by any act (except by a written instrument pursuant to Section 11(a) hereof) of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default under the Note or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder will operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy under this Agreement on any one occasion will not be construed as a bar to any right or remedy that Secured Party would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

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11.       Miscellaneous.

(a)       Amendments and Waivers. Any term of this Agreement may only be amended by prior written consent of Debtor and Secured Party. Any amendment or waiver effected in accordance with this Section 11(a) will be binding upon all of the parties hereto and their respective successors and assigns.

(b)       Transfer; Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Debtor and Secured Party, and their respective successors or assigns. As set forth under the Note, Debtor may not assign any of its rights or delegate any of its duties under this Agreement.

(c)       Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to the laws that might be applicable under conflicts of laws principles.

(d)       Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which will be an original, but all of which together will constitute one instrument.

(e)       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)       Notices. All notices and other communications required or permitted hereunder shall be delivered (i) in person, (ii) by electronic mail, (iii) by way of recognized national overnight delivery service or (iv) by way of first class mail postage prepaid to the following addresses (or to such other address as may be designated in a properly delivered notice) to Debtor and Secured Party as set forth in the Note.

(g)       Term. This Agreement shall terminate on the date on which all payments under the Note have been indefeasibly satisfied in full and all other Obligations have been satisfied in full or discharged (through cash payment or a conversion); provided, however, that all indemnities of the Note contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

(h)       Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Agreement and such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, which shall remain in full force and effect.

(i)       Entire Agreement. This Agreement and the other documents evidencing, securing, or relating to the Note constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements, representations and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature pages follow]

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IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

SECURED PARTY:

By:_____________________________________

Name:

Title:

DEBTOR:

Protea Biosciences Group, Inc.

By:_________________________

Name: Stephen Turner

Title:            Chief Executive Officer

Protea Biosciences, Inc.

By:_______________________

Name: Stephen Turner

Title:   Chief Executive Officer

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EXHIBIT 1

DESCRIPTION OF COLLATERAL

Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Parent and the Subsidiary (collectively, the “Debtor”), whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)       All accounts receivable and other rights to receive payments from customers;

(ii)       all inventory, including, without limitation, all merchandise, raw materials, parts, supplies, all documents of title representing any of the foregoing, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(iii)       all documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, supporting obligations, instruments and chattel paper and Debtor’s books relating to the foregoing;

(iv)       all of Debtor’s books, records and data relating to any of the foregoing in any form whatsoever and any and all claims, rights and interests in any of the above and all substitutions therefore, additions and accessions thereto and proceeds thereof;

(v)       all rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing; and

(vi)       any and all proceeds and products of the foregoing, including, all money, accounts, general intangibles, deposit accounts, documents, instruments, letter-of-credit rights, investment property, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing; provided that, to the extent that the provisions of any contract, license or agreement expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof and the grant of a security interest therein, Debtor’s rights in such contract, license or agreement shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of Secured Party, Debtor shall in good faith use commercially reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party in Debtor’s rights under such contract, license or agreement.

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EXHIBIT 2

PERMITTED LIENS

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, the Note or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations (including, without limitation, earn-out obligations) of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt and accrued expenses incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) the maximum amount of all letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (g) all preferred Capital Stock issued by such Person and which by the terms thereof are (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration at any time prior to the date which is six months after the Maturity Date, (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon, (i) all obligations of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (l) obligations of such Person under non-compete agreements to the extent such obligations are quantifiable contingent obligations of such Person under generally accepted accounting principles.

“Permitted Liens” means any of the following:

(a)       Liens which secure purchase money Indebtedness and capital lease obligations with respect to the purchase or lease of additional equipment and which encumber only the assets acquired with such purchase money Indebtedness or the assets subject to such capital lease;

(b)       Pledges, deposits or Liens arising or made to secure payment of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with workers’ compensation, unemployment insurance, pensions or other social security programs;

(c)       Easements, rights-of-way, encumbrances and other restrictions on the use or value of real property or any other property or asset which do not materially impair the use thereof;

(d)       Liens for Taxes and Liens imposed by operation of law (including, without limitation, Liens of mechanics, materialmen, warehousemen, carriers and landlords, and similar Liens) provided that (i) except as disclosed on the Disclosure Schedule, the amount secured is not overdue by more than ninety (90) days and no Lien has been filed, or (ii) the validity or amount thereof is being contested in good faith by lawful proceedings diligently conducted, reserve or other provision required by GAAP has been made, levy and execution thereon have been (and continue to be) stayed, or payment is fully covered by insurance (subject to the customary deductible); and

(e)       Rights of offset or statutory banker’s Liens arising in the ordinary course of business in favor of commercial banks, provided that any such Lien shall only extend to deposits and property in possession of such commercial bank.

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